                                                                   EXHIBIT 10.14

                            STANDARD FORM OF LEASE

                         AERIAL CENTER EXECUTIVE PARK

                                 LEASE SUMMARY

LESSOR:  Pizzagalli Investment Company
         -----------------------------------------------------------------------

LESSOR'S ADDRESS:  50 Joy Drive, P. O. Box 2009
                 ---------------------------------------------------------------

                   South Burlington  Vermont  05403
                ----------------------------------------------------------------

LESSEE:  PerfectMarket, Inc.
       -------------------------------------------------------------------------

LESSEE'S ADDRESS (FOR NOTICE AND BILLING):______________________________________

  4502 Dyer Street, Suite 201 La Crescenta. California  91216
--------------------------------------------------------------------------------

LESSEE'S  REPRESENTATIVE:  Thomas Layton
                         -------------------------------------------------------
BUILDING:  3000 Aerial Center, Suite 140
         -----------------------------------------------------------------------

RENTABLE SQUARE FEET OF LESSEE'S SPACE: 3,900
                                       -----------------------------------------
RENTABLE SQUARE FEET OF BUILDING:  50,900
                                 -----------------------------------------------

TERM COMMENCEMENT DATE: June 1, 1996
                       ---------------------------------------------------------

TERM EXPIRATION DATE: May 31, 2001  APPROXIMATE TERM: 60 Months
                     ---------------                 ---------------------------

BASE RENT SCHEDULE:
   BASE RATE                        RENT/                   BASE MONTHLY
      YEAR                          SQ.FT.                      RENT
      ----                          -----                       ----
       1                            $13.50                   $4,387.50
       2                            $13.91                   $4,519.13
       3                            $14.32                   $4,654.70
       4                            $14.75                   $4,794.34
       5                            $15.19                   $4,938.17

ESCALATIONS:  N.A.
            --------------------------------------------------------------------

SECURITY DEPOSIT:  $4,387.50
                 ---------------------------------------------------------------
PERMITTED USES:  General Office Use
               -----------------------------------------------------------------

EXHIBITS:
               Exhibit A        Floor Plan of the Premises
               Exhibit B        Master Plan
               Exhibit C        Work Letter
               Exhibit D        Rules and Regulations
               Exhibit E        Janitorial Schedule
               Exhibit F        Renewal Option
               Exhibit G        Additional Provisions

                               TABLE OF CONTENTS

                         AERIAL CENTER EXECUTIVE PARK

                                                                  PAGE
Article 1.     Premises                                           1
Article 2.     Term                                               1
Article 3.     Rent                                               1
Article 4.     Permitted Uses                                     2
Article 5.     Acceptance of Premises; Repairs; Alterations       2
Article 6.     Maintenance                                        2
Article 7.     Assignment                                         2
Article 8.     Termination not to affect liability for rent       3
Article 9.     Signs                                              3
Article 10.    Removal of Fixtures                                3
Article 11.    Attorney's Fees                                    3
Article 12.    Loss of personal property                          3
Article 13.    Comply with laws                                   3
Article 14.    Duty to keep Premises is good order                3
Article 15.    Entire agreement herein                            4
Article 16.    Remedies cumulative; Nonwaiver                     4
Article 17.    Rental Adjustment for Services and Taxes           4
Article 18.    Services by Lessor                                 4
Article 19.    Lessee's Obligations                               5
Article 20.    Exculpation of personal liability                  6
Article 21.    Self-help by Lessor                                7
Article 22.    Lessor's rights                                    7
Article 23.    Subordination; Mortgagee's Rights                  7
Article 24.    Damage to property; eminent domain                 8
Article 25.    Default and remedies                               8
Article 26.    Captions                                           9
Article 27.    Lessor's right to sell                             9
Article 28.    Joint and several liability                        9
Article 29.    Liability insurance                                9
Article 30.    Fire Insurance                                     9
Article 31.    Lease not to be recorded                           9
Article 32.    Severability                                       9
Article 33.    Notice                                             9
Article 34.    Mortgagee approval                                 10
Article 35.    Indemnification                                    10
Article 36.    Relocation                                         10
Article 37.    Riders and Exhibits                                10

STATE OF NORTH CAROLINA
COUNTY OF WAKE

                            STANDARD FORM OF LEASE
                         AERIAL CENTER EXECUTIVE PARK
                         ----------------------------


     THIS AGREEMENT dated this 8 day of May, 1996, by and between Pizzagalli Investment Company, a Vermont general partnership having an office at 50 Joy Drive, Post Office Box 2009, South Burlington, Vermont 05407-2009 (hereinafter called "Lessor") and PerfectMarket, Inc., a California corporation with its principal office at 4502 Dyer St., # 201 La Crescenta, CA, 91214 (hereinafter called "Lessee")

W I T N E S S E T H

          ARTICLE 1.   PREMISES:  (a)   The Lessor does hereby rent and lease to
                       ---------
the Lessee and the Lessee does hereby rent and lease from the Lessor certain space described on the attached Exhibit A (hereinafter called "Premises") located in a building known as 3000 Aerial Center, Suite 140, Morrisville, North Carolina 27560 (hereinafter called the "Building"), together with the right (i) of ingress and egress to the Premises through designated areas and under conditions approved by the Lessor and (ii) to use the designated parking lot in common with others. No easement for light or air is granted hereunder.

          (b) For all purposes of this lease, the Premises shall be deemed to Contain 3,900 square feet of rentable floor area and said Building shall be deemed to contain a total of 50,900 square feet of rentable floor area.

          ARTICLE 2. TERM:  To have and to hold said Premises for a term
                     -----
commencing on June 1, 1996, and, unless sooner terminated as herein provided, extending through May 31, 2001.

          ARTICLE 3. RENT:  (a)  Lessee hereby agrees and covenants to pay to
                     -----
the Lessor as rental for the Premises in advance on the first day of each month during the term hereof the "base rent schedule" as follows:

                       BASE RENT/              BASE MONTHLY
      YEAR               SQ.FT.                    RENT
      ----               ------                    ----
       1                $ 13.50                 $ 4,387.50
       2                $ 13.91                 $ 4,519.13
       3                $ 14.32                 $ 4,654.70
       4                $ 14.75                 $ 4,794.34
       5                $ 15.19                 $ 4,938.17

said base rent to be prorated for portions of the calendar month at the beginning and end of said term and to be paid to Lessor at the address first set forth above, or at such other place as Lessor shall designate in writing to the Lessee in the manner provided herein. Said rental shall be paid promptly without notice or demand and without setoff or deduction of any kind.

          (b) Lessee has deposited with Lessor the sum of "Four Thousand Three Hundred Eighty Seven and Seventeen Cents ($4,387.50)", as security for the full and faithful performance of every provision of this Lease to be performed by Lessee. If Lessee defaults with respect to any provisions of this Lease, including but not limited to the provisions relating to the payment of rent, Lessor may use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default or for the payment of any other amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, cost or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall, within five (5) days after written demand therefore, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a breach of this

Lease. Lessor shall not, unless otherwise required by law, be required to keep this security deposit separate from its general fund, nor pay interest to its Lessee. If Lessor is required to maintain said deposit in an interest bearing account, Lessor will retain the maximum amount permitted under applicable law as a bookkeeping and administrative charge. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last transferee of Lessee's interest hereunder) at the expiration of the Lease term and upon Lessee's vacation of the Premises. In the event the Building is sold, the security deposit will be transferred to the new owner, and the Lessor named herein shall have no further liability in connection therewith.

          (c) Any payment of rent or other sum due hereunder not received by Lessor by the first (1st) day of the month shall be subject to a late payment charge of eighteen (18%) percent per annum from the due date to the date of payment or $15.00, whichever is greater.

          ARTICLE 4.  PERMITTED USES:  (a)  Lessee shall use and occupy the
                      ---------------
Premises for the following described purposes and for none other:

                              GENERAL OFFICE USE.

          (b) The Premises shall not be used for any illegal purpose, nor in violation of any valid regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or on the Building.

          (c) In the event that Lessee fails to comply with this provision, then
(i) Lessee shall reimburse Lessor, as additional rent hereunder, for that portion of all insurance premiums previously or thereafter paid by Lessor which shall have been charged because of such failure by Lessee to so comply, such payment to be made within thirty days after payment of charges by Lessor, and
(ii) Lessor may exercise any other remedy provided for herein with respect to default by Lessee.

          ARTICLE 5.  ACCEPTANCE OF PREMISES; REPAIRS; ALTERATIONS:   The
                      ---------------------------------------------
Lessee, by taking possession of the Premises, shall accept and shall be held to have accepted same as suitable for the use intended by the Lessee. The Lessor shall not be required, after possession of the Premises has been delivered to the Lessee, to make any repairs or improvements to the Premises, except repairs necessary for safety and tenantability and customary office or building maintenance. The Lessee shall make no alterations in, or additions to, the Premises, without first obtaining in writing the Lessor's written consent for such alterations or additions, which such alterations or additions shall be at the sole cost and expense of the Lessee. In connection therewith, Lessee shall comply with all applicable rules, regulations, laws, or orders of any governmental authority, or any rules or conditions established by Lessor or Lessors insurance carrier.

          ARTICLE 6.  MAINTENANCE:  Lessee shall, at its own expense, keep and
                      ------------
maintain the said Premises and appurtenances and every part thereof in good order and repair except portions of the Premises to be repaired by the Lessor under the terms of Article 5 above. Lessee shall at once report in writing to Lessor any defective condition known to him which the Lessor is required to repair, and the failure to so report shall make the Lessee responsible for damages resulting from such defective condition.

          ARTICLE 7.  ASSIGNMENT:   Lessee shall not, without the prior written
                      -----------
consent of Lessor, assign this Lease, or any interest thereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Lessee. Consent to one assignment or sublease shall not destroy or waive this provision, and all later assignments and subleases shall likewise be made only on the prior written consent of the Lessor. Subtenants or assignees shall be liable to the Lessor for all obligations of the Lessee hereunder. Provided however, that notwithstanding such consent at any time given, the Lessee shall remain as fully liable hereunder as if no subletting had taken place. Provided further, that Lessor, prior to such subletting, shall have the right to require that all (or any portion) of the Premises which Lessee proposes to sublease or as to which Lessee proposes to assign this Lease (if the subtenant or assignee is not an entity controlled by the same interest which controls Lessee) be surrendered to Lessor for the term of the proposed sublease or assignment in consideration of the appropriate prorata adjustment of, or cancellation of, the Lessee's obligations hereunder.

          ARTICLE 8.  TERMINATION NOT TO AFFECT LIABILITY FOR RENT:   No
                      ---------------------------------------------
termination of this lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Lessor's right to collect rent for the period prior to the termination thereof.

          ARTICLE 9.  SIGNS:   Lessee shall not paint or place any signs,
                      ------
displays, advertising devices, or other things upon the windows of the Premises or at any other location in, upon or about the Premises or the Building which are visible from outside of the Premises or the Building. Lessee may, however, erect a suitable sign at the door to its Premises, the design, construction, and erection procedure of which shall first be approved in writing by the Lessor, which approval shall not be unreasonably withheld. Lessee acknowledges that Lessor may from time to time erect and maintain signs to identify the Building or signs displaying the name or logotype of another lessee of the Building; provided, however, that no such signs shall obstruct any window of the Premises. Lessee shall also have the right, at Lessor's expense, to include its name in a common directory in the lobby of the Building.

          ARTICLE 10. REMOVAL OF FIXTURES:   Lessee may (if not in default
                      --------------------
hereunder) prior to the expiration of this Lease, or any extension thereof, remove all fixtures and equipment which it has placed in the Premises provided that Lessee repairs all damages to the Premises caused by such removal.

          ARTICLE 11. ATTORNEY'S FEES:   If Lessee defaults and any rent owing
                      ----------------
under this Lease is collected by or through an Attorney at Law, Lessee agrees to pay all reasonable attorneys' fees and related costs of collection.

          ARTICLE 12. LOSS OF PERSONAL PROPERTY:  Lessee agrees that all
                      --------------------------
personal property brought into the Premises shall be at the risk of the Lessee only and the Lessor shall not be liable for theft thereof or any damage thereto occasioned from any acts of cotenants or other occupants of said Building or any other person.

          ARTICLE 13. COMPLY WITH LAWS:   Lessee agrees that it will promptly
                      -----------------
comply at its own expense with all requirements of any governmental authority having competent jurisdiction, which requirements are made necessary by reason of Lessee's occupancy of said Premises.

          ARTICLE 14. DUTY TO KEEP PREMISES IN GOOD ORDER:   Lessee hereby
                      ------------------------------------
covenants and agrees to keep the Premises in as good order, repair and condition as the same are in as of the commencement of the term hereof, or may be put in thereafter, damage by fire or unavoidable casualty and reasonable wear and tear excepted; and at the termination hereof, to peaceably yield up said Premises and all additions, alterations, and improvements thereto in such good order, repair and condition leaving the Premises clean, neat and tenantable. If Lessor in writing permits Lessee to leave any such goods and chattels in the Premises, and the Lessee does so, Lessee shall have no further claims and rights in such goods and chattels as against the Lessor or those claiming by, through or under the lessor.

          ARTICLE 15. ENTIRE AGREEMENT HEREIN:  This Lease contains the entire
                      ------------------------
agreement of the parties and no representations, inducements, promises or agreements between the parties not embodied herein shall be of any force or effect.

          ARTICLE 16. REMEDIES CUMULATIVE; NONWAIVER:  No remedy herein or
                      -------------------------------
otherwise conferred upon or reserved to Lessor or Lessee shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity; and every power and remedy given by this Lease may be exercised from time to time as often as occasion may arise or as may be deemed expedient. No delay or omission of Lessor to exercise any right or power arising from any default on the part of Lessee shall impair any such right or power, or shall be construed to be a waiver of any such default, or an acquiescence therein. The acceptance of rent by Lessor with knowledge of a default by Lessee hereunder shall not constitute a waiver of such default.

****

          ARTICLE 18. SERVICES BY LESSOR:  (a)  Lessor covenants and agrees to
                      -------------------
furnish services to the Premises as follows:

          (2) Water for ordinary drinking, cleaning, lavatory and toilet facilities.

          (3) Cleaning and janitor service.

          (4) Maintenance and repair of the Building in a safe and tenantable condition, except maintenance and repair which is the obligation of the Lessee hereunder or with respect to which the Lessor is specifically excused from responsibility; provided, however, that any such maintenance or repairs made necessary by fault or neglect of the Lessee or the employees and visitors of the Lessee shall be at the expense of the Lessee and Lessee shall pay all costs thereof.

          (5) Window washing.

          (b) Lessor shall not be liable to anyone for interruption in or cessation of any service rendered to the Premises or Building or agreed to by the terms of this Lease, due to any accident, the making of repairs, alteration or improvements, labor difficulties, trouble in obtaining fuel, electricity service or supplies from the sources from which they are usually obtained for said Building, or any cause beyond the lessor's control, except to the extent that the liability of the Lessor is insured by virtue of a general comprehensive Lessor's public liability insurance policy, which the Lessor agrees to maintain on the Building.

          (c) In the event Lessee wishes to provide outside services for the Premises over and above those services to be provided by Lessor as set forth herein, Lessee shall first obtain the prior written approval of Lessor for the installation and/or utilization of such services, which approval shall not be unreasonably withheld. "Outside services" shall include but shall not be limited to cleaning and moving services, television and so-called "canned music" services, security services, catering services and the like. In the event Lessor approves the installation and/or utilization of such services, such installation and utilization shall be at Lessee's sole cost, risk and expense.

****

          ARTICLE 19. LESSEE'S OBLIGATIONS: Lessee covenants and agrees as
                      ---------------------
 follows:

          (1) to pay, when due, all rents and other charges set forth herein; all charges for electricity, gas, telephone and other communications systems used at, supplied to, or furnished to the Premises; Lessor to provide initial
(1) lamps, ballasts and bulbs.

          (2) not to place a load upon any floor of the Premises in excess of 80 pounds live load per square foot or in violation of what is allowed by law.

          (3) that, without limitation of any other provision herein, the Lessor and its employees shall not be liable for any injuries to any person or damages to property due to the Building, or any part thereof, or any appurtenance thereof, becoming out of repair or due to the happening of any accident in or about the Building or the Premises or due to any act or neglect of any lessee of the Building or of any employee or visitor of any lessee. Without limitation, this provision shall apply to injuries and damage caused by nature, rain, snow, ice, wind, water, steam, gas, or odors in any form or by the bursting or leaking of windows, doors, walls, ceilings, floors, pipes, gutters, or other fixtures; and to damage caused to fixtures, furniture, equipment and the like situated in the Premises, whether owned by the Lessee or others. Provided however, that Lessor shall be liable for its negligence and the negligence of its employees to the extent that liability of the Lessor is insured by virtue of a Lessor's general comprehensive public liability insurance policy, which the Lessor agrees to maintain on the Building.

          (4) to permit Lessor or its agents to examine the Premises at reasonable times and, if Lessor shall so elect, to make any repairs or additions Lessor may deem necessary and, at Lessee's expense, to remove any alterations, signs, drapes, curtains, shades, awnings, aerials, flagpoles, or the like, not consented to in writing.

          (5) to permit Lessor to show the Premises to prospective purchasers, mortgagees and to prospective lessees of the Building.

          (6) to permit Lessor at any time or times to decorate and to make, at its own expense, repairs, alterations, additions, improvements, structural or otherwise, in or to the Building or any part thereof, and during such operations to take into and through the Premises or any part of the Building all materials required and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, Lessor agreeing, however, that it will carry out such work in a manner which will cause minimum inconvenience and interference to the business of the Lessee.

          (7) not to install any vending machines or food services equipment in or upon the Premises without first obtaining Lessor's written consent, which consent shall not be unreasonably withheld.

          (8) not to permit any employee of the Lessee to violate any covenant or obligation of Lessee hereunder.

          (9) not to suffer or permit any lien of any nature or description to be placed against the Building, the Premises, or any portion thereof, and, in the case of any such lien attaching by reason of the conduct of Lessee, to immediately pay and remove the same. This provision shall not be interpreted as meaning that the Lessee has any authority or power to permit any lien of any nature or description to attach to or be placed upon the Lessor's title or interest in the Building, the Premises, or any portion thereof.

          (10) to keep the Premises equipped with all safety appliances required by law or public authority because of the use made by the Lessee of the Premises.

          (11) to use electric current in such manner as not to overload the Building's wiring installation and not to use any electrical equipment which in Lessor's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other lessees in the Building.

          ARTICLE 20. EXCULPATION OF PERSONAL LIABILITY: It is agreed that none
                      ----------------------------------
of the partners who constitute the Lessor here-under, nor any person having a beneficial interest in the Premises or the Building, shall be personally liable under this Agreement in any way whatsoever to the Lessee, and the Lessee shall be entitled to make claim, for any liability it is alleged to have suffered, only against the Lessor's property. Furthermore, if Lessor, or any successor in interest of Lessor, shall be a mortgagee in possession, or an individual, joint venture, trust, tenancy in common, corporation or partnership, general or limited, it is specifically understood and agreed that there shall be absolutely no personal liability on the part of such mortgagee in possession, or such individual or on the part of the stockholders of such corporation or the members of such partnership or joint venture or the beneficiaries of such trust with respect to any of the terms, covenants and conditions of this lease, and Lessee shall look solely to the equity of Lessor, or such successor in interest, in the estate of Lessor in the Premises for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor, or by such successor in interest, of any of the terms, covenants and condi-tions of this Lease to be performed by Lessor, such exculpation of personal liability to be absolute and without any exception whatsoever.

          ARTICLE 21.    SELF-HELP BY LESSOR:  If the Lessee shall at any time
                         --------------------
breach or default in the performance of any of the obligations of Lessee under this Lease, Lessor shall have the right to enter upon the Premises and to perform such obligation of the Lessee including the payment of money and the performance of any other act. All sums paid by the Lessor and all necessary incidental costs and expenses in connection therewith shall be deemed to be additional rent under this Lease and shall be payable to Lessor immediately upon demand.

          ARTICLE 22.    LESSOR'S RIGHTS: Lessor may, without limitation of
                         ----------------
anything elsewhere herein contained:

          (1) designate and change the name and street address of the Building; provided however that the Lessor shall first give reasonable notice thereof to the Lessee.

          (2) designate, restrict and control all sources from which Lessee may obtain maintenance services for the Premises and any service in or to the Building and its tenants.

          (3) retain and use in appropriate instances keys to all doors within and into the Premises. No locks shall be changed by Lessee without the prior written consent of the Lessor.

****

          (5) enter upon the Premises and exercise any and all of Lessor's rights without being deemed guilty of any eviction or disturbance of Lessee's use or possession and without being liable in any manner to Lessee.

          (6) establish such reasonable rules and regulations, as described on the attached Exhibit D for the conduct and operation of the Premises and the Building as are not inconsistent with the express terms of this Lease.

          (7) change the arrangement and/or location of public entrances, doorways, doors, passageways, corridors, elevators, toilets, stairs, or other public parts of the Building.

          ARTICLE 23. SUBORDINATION; MORTGAGEE'S RIGHTS: (A) Lessee agrees, at
                      ----------------------------------
the request of Lessor, to subordinate this Lease to any mortgage or mortgages placed upon the Premises by Lessor and to any ground or underlying leases and, if required by the mortgagee or mortgagees, or such ground or underlying lessor, to agree not to prepay rent more than ten (10) days in advance, provided such mortgagee or lessor shall agree that, in the event such holder takes possession of the Premises or forecloses such mortgage or takes a deed in lieu of foreclosure, or terminates its ground or underlying lease, Lessee shall continue its occupancy of the Premises in accordance with the terms and provisions of this Lease so long as Lessee shall then recognize such holder as Lessor hereunder and continue to pay the rent when due and otherwise punctually perform all Lessee's obligations hereunder.

          (b) Lessee agrees that it will not cancel or terminate this Lease by reason of any act, omission, breach or default by Lessor, or for any other cause except the normal expiration hereof, without first giving written notice of such act, omission, breach or default to any mortgagee of the Building or ground or underlying lessor and affording such party the opportunity to remedy such act, omission, breach or default within ten (lO) days from receipt of such written notice or within such longer time as may be reasonably necessary under the circumstances.

          ARTICLE 24.    DAMAGE TO PROPERTY; EMINENT DOMAIN:  If the Premises or
                         -----------------------------------
Building, or any substantial part thereof, shall be taken by any exercise of the right of eminent domain or shall be destroyed or damaged by fire or unavoidable casualty or by action of any public or other authority, or shall suffer any direct consequential damage for which Lessee and Lessor, or either of them, shall be entitled to compensation by reason of anything done in pursuance of any public or other authority during this Lease or any extension thereof, then this Lease shall terminate at the election of Lessor which election may be made whether or not Lessor's entire interest has been divested; and if Lessor shall not so elect, then in case of such taking, destruction or damage rendering the Premises unfit for use and occupation, a just proportion of said rent according to the nature and extent of the injury shall be abated until the Premises, or in the case of a partial taking, what may remain thereof, shall have been put in proper condition for use and occupation. Lessor reserves and accepts all rights to damages to said Premises and Building and the leasehold hereby created, accrued or substantially accruing by reason of anything lawfully done in pursuance of any public, or other authority; and by way of confirmation, Lessee grants to Lessor all Lessee's rights to such damages and covenants to execute and deliver such further instruments of assignment thereof as Lessor may from time to time request. Lessor shall give Lessee notice of its decision to terminate this Lease or restore said Premises within two (2) days after any occurrence giving rise to Lessor's right to so terminate or restore.

          ARTICLE 25.    DEFAULT AND REMEDIES:  (a) If Lessee shall continue in
                         ---------------------
default in the payment of any rental or other sum of money becoming due hereunder for a period of 10 days after written notice of such default has been given to Lessee, or if Lessee shall default in the performance of any other of the terms, conditions, or covenants contained in this Lease to be observed or performed by it and does not remedy such default within 30 days after written notice thereof or does not within such 30 days commence such act or acts promptly, or if Lessee shall become bankrupt or insolvent, or file any debtor proceedings, or file in any court pursuant to any statute, either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization, or file or have filed against it a petition for the appointment of a receiver or trustee for all or substantially all of the assets of Lessee and such appointment shall not be vacated or set aside within 15 days from the date of such appointment, or if Lessee makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon the Premises or suffer the Lease to be taken under any writ of execution and such writ is not vacated or set aside within 15 days, then in any such event the Lessor shall have the immediate right of reentry without resort to legal proceedings and the right to terminate and cancel this Lease. If Lessor should elect to reenter as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this Lease or it may from time to time without terminating this Lease, relet the Premises for such term and at such rentals and upon such other terms and conditions as the Lessor may deem advisable. If such reletting shall yield rentals insufficient for any month to pay the rental due by Lessee hereunder for that month, Lessee shall be liable to Lessor for the deficiency and same shall be paid monthly. No such reentry or taking possession of the Premises by Lessor shall be construed as an election to terminate this Lease unless a written notice of such intention be given by Lessor to Lessee at the time of such reentry; but, notwithstanding any such reentry and reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. If as a result of Lessee's default hereunder, Lessor shall institute legal proceedings for the enforcement of Lessee's obligations, Lessee shall pay all costs incurred by Lessor, including reasonable attorney's fees.

          (b) Lessee shall also pay to Lessor such expenses as Lessor may incur in connection with reletting including, but not by way of limitation, reasonable attorney's fees, brokerage and advertising costs, and expenses for keeping the Premises in good order or for preparing same for reletting.

          ARTICLE 26. CAPTIONS: The captions are inserted only as a matter of
                      ---------
convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision hereof.

          ARTICLE 27.  LESSOR'S RIGHT TO SELL:  Lessor shall have the right to
                       -------------------------
sell, assign, transfer or otherwise alienate its interest in the Building. Upon such sale, assignment, transfer or alienation, the new owner shall succeed to all of Lessor's obligations hereunder, and Lessee shall be bound to the new owner to the same extent as it was bound to Lessor. At such time, Lessor hereunder shall be entirely freed and relieved of any further obligation or responsibility under this Lease.

          ARTICLE 28. JOINT AND SEVERAL LIABILITY: If Lessee is more than one
                      ----------------------------
person or party, Lessee's obligations shall be joint and several. Unless repugnant to the context, "Lessor" and "Lessee" mean the person or persons, natural or corporate, named above as Lessor and Lessee respectively, and their respective heirs, executors, administrators, successors and assigns.

          ARTICLE 29. LIABILITY INSURANCE: Lessee shall procure and maintain
                      -------------------
during the term of this Lease comprehensive general liability insurance written by good and solvent insurance companies licensed to do, and doing, business in North Carolina and reasonably acceptable to Lessor, naming Lessor as an additional insured, with limits of not less than $1,000,000 for injury or death to any one person and not less than $1,000,000 for injuries or deaths arising out of any one occurrence. Copies of such policies or certificates thereof, together with evidence of payment of premiums, shall be furnished to the Lessor. Such insurance policies shall provide that the insurance company agrees not to cancel or modify the coverage without first giving thirty (30) days advance written notice to Lessor. If the term of this Lease (including any renewal options) exceeds five (5) years, the aforesaid limits shall be doubled after the fifth lease year.

          ARTICLE 30. FIRE INSURANCE: It is acknowledged and understood by the
                      --------------
parties hereto that such insurance for fire and extended coverage as Lessor elects to purchase shall be for the sole benefit of the Lessor, and that such insurance shall not cover Lessee's personal property, trade fixtures, leasehold improvements, and other appurtenances, and that in the event of damage to or loss of any such items, Lessor shall have no obligation to repair or replace same. Lessor and Lessee hereby release and waive all right of recovery against each other or any one claiming through or under each of them by way of subrogation or otherwise and arising out of any loss by fire or other similar casualty.

          ARTICLE 31. LEASE NOT TO BE RECORDED: Lessor and Lessee agree that
                      -------------------------
this Lease shall not be recorded. Lessor and Lessee shall enter into a Memorandum of Lease in recordable form.

          ARTICLE 32. SEVERABILITY: If any provision of this Lease or its
                      ------------
application to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          ARTICLE 33. NOTICE: Any notice required to be given by the terms
                      -------
hereof shall be deemed duly served if sent by certified mail, return receipt requested, through the United States

Postal Service, if to Lessee at said premises after the term of this Lease has commenced and prior thereto at:

                              PERFECTMARKET, INC.
                              4502 Dyer St., #201
                            La Crescenta, CA 91214

or to the Lessor at the place from time to time established for the payment of rent in accordance with Article 3 hereof, or to either party at such place as may, from time to time, be established in the manner aforesaid.

          ARTICLE 34. MORTGAGES APPROVAL: This Lease is subject to the approval
                      ------------------
of Lessor's mortgagee, and the parties agree hereby to execute an amendment to the Lease, in such form as said mortgagee might reasonably require, in the event that any technical changes are required. It is understood that any such changes will not affect such substantive items as the rent or term provided for herein.

          ARTICLE 35. INDEMNIFICATION: Lessee agrees to indemnify and save
                      ----------------
harmless Lessor against all claims for damages to persons or property by reason of the use or occupancy of the Premises, the Building or Lessor's adjoining land and all expenses incurred by Lessor on account thereof, including reasonable attorney's fees and court costs. Lessee further shall be liable for and shall hold Lessor harmless in connection with damage or injury to Lessor, the Premises, the Building and the land and property or persons of Lessor's other tenants, or anyone else, if due to act or neglect of Lessee, or anyone in its control or employ .

          ARTICLE 36. RELOCATION: (a) Lessor shall have the right during the
                      -----------
term of this Lease to relocate Lessee to other comparable office space within Aerial Executive Park. Lessor shall give written notice to Lessee of its intent to relocate Lessee at least three (3) days in advance of the proposed relocation date. All costs necessitated by the relocation of Lessee shall be borne by Lessor. All other terms and conditions contained herein shall apply to the premises to which the Lessee is relocated. Upon such relocation, the parties shall enter into a new lease in substantially the same form as this Lease.

          (b) Lessee may terminate this Lease by giving written notice of intent to terminate within four (4) days of receipt of notice from lessor to relocate. If notice is not given as aforesaid, Lessee's right to terminate will be void and of no further effect .

          ARTICLE 37. RIDERS AND EXHIBITS: The following riders and exhibits are
                      -------------------
hereby incorporated herein by reference and to the extent that any of such riders or exhibits conflict with any of the foregoing provisions, the provisions of such riders or exhibits shall prevail:

          Exhibit A       Floor Plan of the Premises
          Exhibit B       Master Plan
          Exhibit C       Work Letter
          Exhibit D       Rules and Regulations
          Exhibit E       Janitorial Schedule
          Exhibit F       Renewal Option
          Exhibit G       Additional Provisions

       IN WITNESS WHEREOF the parties hereto have executed this Lease as of the day and date first written above.


In the presence of:                     PIZZAGALLI INVESTMENT COMPANY

 /s/ [SIGNATURE ILLEGIBLE]
-------------------------------
 /s/ [SIGNATURE ILLEGIBLE]              BY /s/ Ronald I. Bouchard
-------------------------------            -----------------------------



In the presence of:                     PERFECTMARKET, INC.

 /s/ [SIGNATURE ILLEGIBLE]
-----------------------------           BY /s/ Thomas Layton
_____________________________              -------------------------------

State of Vermont    )
                    (SS
Chitlenden County   )


      At South Borlington in said County on the 9th day of May, 1996 Ronald I. Bouchard, Partner of Pizzagalli Investment Company personally appeared and he executed the above instrument and acknowledged the same to be his free act and deed and the free act and deed of said Company.

                                        Before me,


                                         /s/ [SIGNATURE ILLEGIBLE]
                                        -----------------------------------
                                        Notary Public

                                        My Commission Expires 2/10/99


State of North Carolina  )
                         (SS
Franklin County          )



      At Morrisville in said County on the 8th day of May, 1996 Thomas Layton, of Perfectmarket Inc. personally appeared and he executed the above instrument and acknowledged the same to be his free act and deed and the free act and deed of said Company.

                                        Before me,


                                         /s/ [SIGNATURE ILLEGIBLE]
                                        -----------------------------------
                                        Notary Public

                                        My Commission Expires 2/16/99

                                  EXHIBIT "A"
                                  -----------

                   [FLOOR PLAN OF THE PREMISES APPEARS HERE]

                             PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET

                                  EXHIBIT "B"
                                  -----------

                          [MASTER PLAN APPEARS HERE]

                             PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET

                                  EXHIBIT "C"
                                  -----------

                                  WORK LETTER

                             PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET



The following above standard work shall be provided by Lessor at its cost and expense:

OFFICE AREA
-----------

     1) Place new building standard carpet in the entire office area to include vinyl wall boards. (Lessee will choose carpet type and color)

     2)  Paint the entire office area.  (Lessee will choose paint color)

     3) Perform a one time general clean-up of the entire office to include lighting lenses, windows and the replacing of burned out bulbs.

     4) Install 8' X 10' +/- window in space where overhead door was located installation to be performed no later than June 10, 1996.

     5) Electrical outlets and conduit will be installed at 12' intervals on walls in Open Area #1, Open Area #2 and along the 54" Wall #1, #2 and #3.

     6)  Space will be modified per the attached floor plan (Exhibit "A").


SIGNAGE
-------

     1)  Building directory sign will be provided at Lessor's expense.

     2) Door sign will be provided at Lessee's expense and conform with Aerial Center's Building Standard.

     3) Signage will be made available on the building exterior per the Aerial Center's Building Standard and will be at Lessee's expense.

                                  EXHIBIT "D"
                                  -----------

                             RULES AND REGULATIONS

                              PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET

1. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Lessee or used for any purpose other than ingress and egress to the premises. The halls, passages, exits, entrances, stairways, balconies and roof are not for use by the general public, and Lessor shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgement of Lessor may be prejudicial to the safety, character, reputation or best interests of the Building and its tenants. Nothing herein contained shall be construed to prevent such access to persons with whom Lessee conducts business, unless such persons are engaged in illegal activities. No Lessee and no employees or invitees of any Lessee shall go upon the roof of the Building.

2. Lessee shall not alter any lock or install any new or additional locks or bolts on any door of the Premises.

3. No restroom fixture shall be used for any purpose other than that for which it was constructed; no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of the above rule shall be borne by Lessee or employees or invitees of Lessee.

4.   ****

5. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the Premises or Building for the purpose of cleaning same. Lessee shall not cause any unnecessary labor by reason of Lessee's carelessness or indifference in the preservation of good order and cleanliness. Janitorial services shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture or other special services.

6. Lessee shall not use, keep or permit any foul or noxious gas or substance in the Premises, or permit or allow the Premises to be occupied or used in a manner which interferes with business or is offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations. No animals or birds shall be brought in or about the Premises or the Building.

7. The following shall not be permitted by Lessee on the Premises: cooking, storing of merchandise, washing clothes, lodging, or for any improper, objectionable or immoral purposes.

8. Lessee shall not use, keep, or permit in the Premises or the Building any kerosene, gasoline, inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor.

9. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires is permitted without the prior consent of Lessor.

10. Upon termination of its tenancy, Lessee shall deliver to Lessor all Building keys which shall have been furnished Lessee or which Lessee shall have had made. In the event of loss of any keys so furnished, Lessee shall pay Lessor for the replacement of keys and/or any necessary locks.

11. Lessee shall not install linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Lessor. The expense of repairing any damage resulting from violation of this rule or from removal of any floor covering shall be borne by the Lessee by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

12. Lessee shall see that the doors of the Premises are closed and securely locked before leaving the Building. All water faucets or water apparatus and all electricity shall be shut off before Lessee or Lessee's employees leave the Building, so as to prevent waste or damage, and for any default or carelessness Lessee shall make good all injuries sustained by Lessor and/or other tenants or occupants of the Building.

13. Lessor reserves the right to exclude or expel from the Building any person who, in the judgement of Lessor is intoxicated or under the influence of liquor or drugs, or who shall in any manner violate the Building rules and regulations.

14. Lessee shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent the same.

15. Without the written consent of Lessor, Lessee shall not conduct any auction upon the Premises or use the name of the Building in promoting or advertising the business of Lessee except as Lessee's address.

                                 EXHIBIT "E"
                                 -----------

                              JANITORIAL SCHEDULE

                             PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET



        I.  GENERAL CLEANING

            a. Empty all waste baskets and trash containers.  (D)
            b. Replace soiled trash liners as needed.  (or W)
            c. Empty and damp wipe all ash trays. (D)
            d. Dust all horizontal surfaces below 6' high. (W)
            e. Dust all vertical surfaces below 6' high. (W)
            f. Dust all high ledges, shelves, picture frames, etc.  (M)
            g. Dust all baseboards and preform all low dusting not done daily.
               (W)
            h. Clean and sanitize all drinking fountains. (D)
            i. Dust all venetian blinds. (2 TIMES PER Y)
            j. Sweep or vacuum upholstered furniture.  (M)
            k. Polish brass main lobby doors (D)
            l. Break room maintained per restroom guidelines.

       II.  FLOOR/WORK - HARD RESILIENT

            a. Dust mop or sweep. (D)
            b. Spot mop and remove spillage.  (D)
            c. Damp mop or wet mop. (2 TIMES W)
            d. Buff or spray buff. (W)
            e. Machine clean.  (M)
            f. Add water one time per week to restroom floor drains (W)

      III.  CARPET CARE

            a. Vacuum all traffic lanes. D
            b. Remove all spots and stains when possible. (D)
            c. Completely vacuum all carpets including edges. (3 TIMES W)

       IV.  RESTROOMS

            a. Polish mirrors and all metal surfaces. (D)
            b. Clean and disinfect all toilets and urinals. (D)
            c. Clean and polish wash basins. (D)
            d  Mop floors using disinfectant. (D)
            e  Fill soap dispensers, towel and tissue holders. (D)
            f. Clean partitions and ledges. (D)
            g. Scrub bathroom floors and ceramic tile.  (M)

        V.  WALLS, WOODWORK AND OVERHEAD

            a. Remove hand prints from door frames and around light switches.
               (D)
            b. Clean air vents and diffusers. (1 TIME Y)
            c. Dust or vacuum bottom surface of light fixtures. (1 TIME Y)

       VI.  OTHER REQUESTED OPERATIONS

            a. Spot clean entrance door glass. (D)
            b. Spot clean partition glass. (D)
            c. Clean windows inside and outside. (2 TIMES Y) d Clean exterior surfaces of vending machines. (M) e Polish all brass thresholds and doors. (W)
            f. Police 20' on each side of main doors.
            g. Empty any outside ash cans or trash cans. (D)

     (D) - Daily cleaning (5 times per week)
     (W) - Weekly cleaning
     (M) - Monthly cleaning

                                  EXHIBIT "F"
                                  ----------

                                RENEWAL OPTION

                              PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET

a) Lessor hereby grants unto Lessee the right and option to renew and extend this Lease, if Lessee is not then in default under any of the terms or conditions of the lease at the time notice is given, nor at any time prior to the commencement of the extended term, for all of such space as then comprises the Premises for one (1) renewal term of two (2) years. Said renewal term to begin immediately upon expiration of the initial term of this Lease as the case may be. Said option for renewal shall be exercised by Lessee giving notice to Lessor, as provided herein with respect to notices, of Lessee's election to renew, at least six (6) months prior to the expiration of the initial term and if notice as aforesaid is not given, said option shall lapse and be of no further force and effect. Time is agreed to be of the essence with respect to this notice requirement.

b) Said renewal term shall be upon the same conditions as herein agreed upon for the initial term, except that the base rent during the first year (year six) of the renewal term shall be $5,000.00 per month, the next year (year seven) of the renewal term the base rent shall be $5,150.00, then Lessor and Lessee prior to the first day of the renewal term shall enter into an amendment to this Lease for the purpose of confirming said rental.

C) Whenever in this Lease words are used such as "during the term hereof" or words of similar effect, it is agreed that upon the valid exercise by Lessee of this renewal option, such words shall also mean "during any renewal term hereof", and all of the provisions of the initial term shall apply to the renewal term, except as provided herein with respect to the base rent.

                                  EXHIBIT "G"
                                  ----------

                             ADDITIONAL PROVISIONS

                             PERFECTMARKET, INC.
                         3000 AERIAL CENTER, SUITE 140
                          3,900 RENTABLE SQUARE FEET


The following additional provisions are incorporated as part of the Lease and are numerically referenced in the body of the Lease:

      1.  Add:      "and replacement"

      2.  Insert:   "sixty (60)"

      3.  Insert:   "ninety (90)"

      4.  Insert:   "twenty (20)"